Exhibit 10.61

AMENDMENT NO. 15

TO THIRD AMENDED AND RESTATED

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 15 (this “Agreement”) is entered into as of March 15, 2009, by and among SPAR MARKETING FORCE, INC. (“SMF”), SPAR, INC. (“SPAR”), SPAR/BURGOYNE RETAIL SERVICES, INC (“SBRS”), SPAR GROUP, INC. (“SGI”), SPAR INCENTIVE MARKETING, INC. (“SIM”), SPAR TRADEMARKS, INC. (“STM”), SPAR MARKETING, INC. (DE) (“SMIDE”), SPAR MARKETING, INC. (NV) (“SMINV”), SPAR ACQUISITION, INC. (“SAI”), SPAR TECHNOLOGY GROUP, INC. (“STG”), SPAR/PIA RETAIL SERVICES, INC. (“Pia Retail”), RETAIL RESOURCES, INC. (“Retail”), PIVOTAL FIELD SERVICES, INC. (“Pivotal Field”), PIA MERCHANDISING CO., INC. (“PIA”), PACIFIC INDOOR DISPLAY CO. (“Pacific”), PIVOTAL SALES COMPANY (“Pivotal”), SPAR ALL STORE MARKETING SERVICES, INC., (“SAS”) and SPAR BERT FIFE, INC. (“SBFI”) (each a “Borrower” and collectively “Borrowers”) and WEBSTER BUSINESS CREDIT CORPORATION (formerly known as Whitehall Business Credit Corporation) (“Lender”).

BACKGROUND

The Borrowers and Lender are parties to that certain Third Amended and Restated Revolving Credit and Security Agreement dated January 24, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lender provides the Borrowers with certain financial accommodations.

The Borrowers have requested that Lender amend the Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Definitions.  All capitalized terms not otherwise defined or amended herein shall have the meanings given to them in the Loan Agreement.

2.           Amendments.  Subject to the satisfaction of Section 3 below, the Loan Agreement is hereby amended as follows:

(a)           Section 1(A) of the Loan Agreement is amended as follows:

(i)           The following defined terms are hereby added to Section 1(A) of the Loan Agreement in their proper alphabetical order:

“Amendment No. 15” shall mean Amendment No. 15 to Third Amended and Restated Revolving Credit and Security Agreement, dated as of March 15, 2009, by and between Borrowers and Lender.

252540.055-1605206.3

Signature Page to Amendment No. 15 – 1605206

“Amendment No. 15 Effective Date” shall mean the date upon which all of the conditions precedent set forth in Section 3 of Amendment No. 15 have been satisfied.

(ii)           The definition of “Applicable Margin” is hereby amended in its entirety as follows:

“Applicable Margin” shall mean, as of the Amendment No. 15 Effective Date, one percent (1.0%) with respect to Domestic Rate Loans and three and one half of one percent (3.50%) with respect to Eurodollar Rate Loans.

(iii)           The definition of “Term” is hereby amended by deleting “March 15, 2009” and inserting “March 15, 2010” in its place and stead.

(b)           Section 5(b)(iv) of the Loan Agreement is hereby amended by deleting “$750 per day” in the fourth line thereof and inserting “$950 per day” in its place and stead.

(c)           Section 12(q) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(q)           it will not make capital expenditures, (including, without limitation, expenditures for software and assets acquired through capitalized lease transaction) in an aggregate amount in excess of $1,300,000 for the fiscal year ending December 31, 2008 and $800,000 for each fiscal year thereafter.”

(d)           Section 12(p) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(p)           it shall cause to be maintained as of the last day of each fiscal month for the twelve month period then ended a Fixed Charge Coverage Ratio of not less than 1.00 to 1.0.”

3.           Conditions of Effectiveness.  This Agreement shall become effective as of the date hereof, provided that the following conditions shall have been satisfied:  (i) Lender shall have received four (4) copies of this Agreement executed by the Borrowers and the Guarantors (“Guarantors”) listed on the signature page hereto, and (ii) payment of an amendment fee in the sum of $10,000 which fee shall be charged by Lender to Borrowers’ loan account as a Revolving Advance.

4.           Representations, Warranties and Covenants.  Each of the Borrowers hereby represents, warrants and affirms as of the date of this Agreement as follows and agrees that all such representations, warranties and affirmations shall be deemed to have been remade as of the effective date of this Agreement:

Signature Page to Amendment No. 15 – 1605206

(a)           This Agreement and the Loan Agreement constitute legal, valid and binding obligations of each of the Borrowers and are enforceable against each of the Borrowers in accordance with their respective terms.

(b)           Upon the effectiveness of this Agreement, each of the Borrowers hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby.

(c)           No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.

5.           Effect on the Loan Agreement.

(a)           Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

6.           Governing Law.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York (other than those conflict of law rules that would defer to the substantive law of another jurisdiction).

7.           Cost and Expenses.   Borrowers and Guarantors each hereby agree to pay the Lender, on demand, all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred in connection with this Agreement and any instruments or documents contemplated hereunder.

8.           Release.  Borrowers and Guarantors hereby release, remise, acquit and forever discharge Lender, Lender’s employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment or the Ancillary Agreements (all of the foregoing hereinafter called the “Released Matters”).  Borrowers and Guarantors acknowledge that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

Signature Page to Amendment No. 15 – 1605206

9.           Headings.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

10.           Counterparts; Facsimile or Electronic Signatures.  This Agreement may be executed by the parties hereto in one or more counterparts of the entire document or of the signature pages hereto, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.  Any signature received by facsimile or electronic transmission shall be deemed an original signature hereto.

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Signature Page to Amendment No. 15 – 1605206

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

SPAR MARKETING FORCE, INC.
SPAR, INC.
SPAR/BURGOYNE RETAIL SERVICES, INC.
SPAR GROUP, INC.
SPAR INCENTIVE MARKETING, INC.
SPAR TRADEMARKS, INC.
SPAR MARKETING, INC. (DE)
SPAR MARKETING, INC. (NV)
SPAR ACQUISITION, INC.
SPAR TECHNOLOGY GROUP, INC.
SPAR/PIA RETAIL SERVICES, INC.
RETAIL RESOURCES, INC.
PIVOTAL FIELD SERVICES, INC.
PIA MERCHANDISING CO., INC.
PACIFIC INDOOR DISPLAY CO.
PIVOTAL SALES COMPANY
SPAR ALL STORE MARKETING SERVICES, INC.
SPAR BERT FIFE, INC.

By:/s/ James R Segreto
Name:           James R. Segreto
Title:           Chief Financial Officer
of each of the foregoing entities

WEBSTER BUSINESS CREDIT CORPORATION

By:/s/ Daniel C. Dupre
Name:      Daniel C. Dupre
Its:           Vice President

Signature Page to Amendment No. 15 – 1605206

CONSENTED AND AGREED TO BY:

PIA Merchandising Limited, Guarantor

By: /s/James R. Segreto
Name: James R. Segreto
Its: Chief Financial Officer

/s/ William Bartels
William Bartels, Guarantor

/s/ Robert Brown
Robert Brown, Guarantor

Signature Page to Amendment No. 15 – 1605206